UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2007

ESCHELON TELECOM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50706	41-1843131
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN	55402
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (612) 376-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 24, 2007, Eschelon Telecom, Inc. issued a press release announcing that the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to its proposed acquisition by Integra Telecom Holdings, Inc. has terminated. Termination of the waiting period satisfies a closing condition of the transaction.  Eschelon also announced that the Federal Communications Commission has authorized the transfer of control of both Eschelon’s domestic and international communications operations to Integra.  Obtaining this authorization is a very significant step in obtaining all regulatory approvals necessary to complete the transaction.  A copy of the press release dated May 24, 2007, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has filed with the SEC and mailed to its stockholders a Definitive Proxy Statement in connection with the transaction. The Definitive Proxy Statement contains important information about the Company, Integra, the Merger and related matters. Investors and security holders are urged to read the Definitive Proxy Statement carefully.

Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.  Free copies of the Definitive Proxy Statement may also be obtained from the Company and free copies of the Company’s other filings with the SEC may also be obtained from the Company.  Free copies of the Company filings may be obtained by sending a written request to Investor Relations, Eschelon Telecom, Inc. 730 Second Ave. Minneapolis, MN 55402.  In addition, investors and security holders may access copies of the documents filed with the SEC by the Company on its website at www.eschelon.com, under the links “Investor Relations—SEC Filings” when they become available.

Eschelon and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in Eschelon’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the proxy statement relating to he proposed transaction.

 Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Press Release issued by Eschelon Telecom, Inc. on May 24, 2007 attached to this Report, which is incorporated herein by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2007	ESCHELON TELECOM, INC.

	By:	/s/ RICHARD A. SMITH
	Name:	Richard A. Smith
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Eschelon Telecom, Inc. on May 24, 2007 attached to this Report, which is incorporated herein by reference in its entirety.